SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: December 18, 2003



                         THE HALLWOOD GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)


              DELAWARE                     1-8303                51-0261339

  (State or other jurisdiction of  (Commission File Number)   (IRS Employer
  incorporation or organization)                            Identification No.)
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3710 Rawlins, Suite 1500
Dallas, Texas                                                     75219
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (214) 528-5588


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On December 18, 2003, the Supreme Court of Delaware affirmed the Delaware Court of Chancery's July 8, 2003 decision in the litigation captioned Gotham Partners, L.P. v. Hallwood Realty Partners, L.P., et al., which was previously reported on Hallwood Realty Partners' Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 14, 2003. In its order, the Delaware Supreme Court stated that the plaintiff's contentions raised on appeal were not supported and that the Delaware Court of Chancery had properly applied Delaware law. Hallwood Realty, LLC, the general partner of Hallwood Realty Partners, L.P., is a wholly-owned subsidiary of The Hallwood Group Incorporated.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 18, 2003


                                            THE HALLWOOD GROUP INCORPORATED



                                            By:      /s/ Melvin J. Melle
                                            Name:    Melvin J. Melle
                                            Title:   Vice President